UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2015

INFINITE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-21816	52-1490422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Office Park Way
 Pittsford, New York 14534
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (585) 385-0610

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02:  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 30, 2015, William S. Hogan resigned as Chief Operations Officer of Infinite Group, Inc. (IGI) effective as of January 11, 2016.

On January 4, 2016, Allan M. Robbins informed Company management of his resignation as a director of IGI effective as of December 31, 2015.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infinite Group, Inc.

Date: January 8, 2016	By:	/s/ James Villa
James Villa
Chief Executive Officer and President